Retirement Benefit Plans	6 Months Ended
Jun. 30, 2021
Disclosure Of Defined Benefit Plans [Abstract]
Retirement Benefit Plans
12.	RETIREMENT BENEFIT PLANS
Defined Contribution Plans
ASLAN Pharmaceuticals Pte. Ltd. adopted a defined contribution plan, which is a post-employment benefit plan, under which ASLAN Pharmaceuticals Pte. Ltd. pays fixed contributions into the Singapore Central Provident Fund on a mandatory basis. ASLAN Pharmaceuticals Pte. Ltd. has no further payment obligations once the contributions have been paid. The contributions are recognized as “employee compensation expenses” when they are due.
For the six months ended June 30, 2020 and 2021, the total expense for such employee benefits in the amount of $123,693 and $121,676 were recognized, respectively.